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                                                                   EXHIBIT 10.27

                                                                  EXECUTION COPY
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                         SECOND AMENDMENT AND WAIVER TO

                     AMENDED AND RESTATED CREDIT AGREEMENT

                                     among

                        INTERNATIONAL WIRE GROUP, INC.,
                                  as Borrower,

                      INTERNATIONAL WIRE HOLDING COMPANY,
                                 as Guarantor,

                             CAMDEN WIRE CO., INC.,

                              THE SEVERAL LENDERS
                       FROM TIME TO TIME PARTIES HERETO,

                           THE CHASE MANHATTAN BANK,
                            as Administrative Agent,

                                      and

                             BANKERS TRUST COMPANY,
                             as Documentation Agent

                           -------------------------

                             CHASE SECURITIES INC.

                                      and

                           BT SECURITIES CORPORATION,
                                  as Arrangers

                           -------------------------

                         DATED AS OF SEPTEMBER 29, l997


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                          SECOND AMENDMENT AND WAIVER
                    TO AMENDED AND RESTATED CREDIT AGREEMENT

         SECOND AMENDMENT AND WAIVER, dated as of September 29, 1997, to the Amended and Restated Credit Agreement, dated as of February 12, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among INTERNATIONAL WIRE GROUP, INC., a Delaware corporation (the "Borrower"), INTERNATIONAL WIRE HOLDING COMPANY, a Delaware corporation ("Holdings"), CAMDEN WIRE CO., INC., a New York corporation ("Camden"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent"), and BANKERS TRUST COMPANY, as documentation agent for the Lenders thereunder (in such capacity, the "Documentation Agent"). Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined.

                                  WITNESSETH:

         WHEREAS, the Borrower, Holdings, the Lenders, the Administrative Agent and the Documentation Agent are parties to the Credit Agreement;

         WHEREAS, the Borrower desires to establish the Philippines Project and to secure Philippines Project Indebtedness (as hereinafter defined) in connection therewith;

         WHEREAS, the Borrower has requested certain amendments to the Credit Agreement to permit the Philippines Project Indebtedness; and

         WHEREAS, the Borrower has requested a waiver of certain provisions of the Credit Agreement as described below;

         NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

         1. Amendments to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the proper alphabetical order:

                 "Philippines Project": an insulated wire facility located in the city of Cebu in the Republic of the Philippines."

                 "Philippines Project Documentation": certain loan, security, real property lease, supply and other related agreements and documents entered into by the Borrower, its Subsidiaries or its Affiliates in connection with the Philippines Project and the terms of which shall be reasonably satisfactory to the Administrative Agent."

                 "Philippines Project Indebtedness": up to $18,000,000 in aggregate of Indebtedness secured by any Foreign Subsidiary from the Borrower, any Domestic
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                                                                          Page 2

         Subsidiary of the Borrower, or a third party (subject to Section 8.2(i)(ii) in the case of any intercompany Indebtedness) for the purpose of financing the construction and working capital needs of the Philippines Project and in accordance with the Philippines Project Documentation."

         2. Amendment to Subsection 8.2 of the Credit Agreement. Subsection 8.2(i) of the Credit Agreement is hereby amended by inserting a semicolon at the end of subsection 8.2(i)(ii), deleting the remainder of subsection 8.2(i) in its entirety and inserting the following in lieu thereof:

                        (iii) of ECM and any other Foreign Subsidiary of the Borrower to local financial institutions for working capital purposes other than the Philippines Project Indebtedness and (iv) of any Foreign Subsidiary of the Borrower for financing under the Philippines Project Indebtedness; provided that the aggregate principal amount of Indebtedness described in clauses (i) and
                        (ii) above plus the aggregate commitments of all working capital facilities described in subclause (iii) shall in no event exceed $17,000,000 at any one time and provided further that the aggregate amount of the Philippines Project Indebtedness described in subclause
                        (iv) shall in no event exceed $18,000,000 at any one time.

         3. Amendment to Subsection 8.3 of the Credit Agreement. Subsection 8.3(p) of the Credit Agreement is hereby amended by deleting the phrase "subsections 8.2(i)(ii) and (iii)" and inserting in lieu thereof the phrase "subsections 8.2(i)(ii), (iii) and (iv)".

         4. Amendment to Subsection 8.4 of the Credit Agreement. (a) Subsection 8.4(i) of the Credit Agreement is hereby amended by deleting the word "and" at the end of said subsection.

         (b) Subsection 8.4(j) of the Credit Agreement is hereby amended by deleting the period at the end of said subsection and inserting in lieu thereof a semi-colon followed by the word "and".

         (c) Subsection 8.4 of the Credit Agreement is hereby amended by adding the following subsection 8.4(k) immediately after subsection 8.4(j):

                        "(k) unsecured guarantees of the Philippines Project Indebtedness, if any."

         5. Amendment to Subsection 8.8 of the Credit Agreement. (a) Subsection 8.8(c) of the Credit Agreement is hereby amended by deleting the phrase "paragraph (d)" and inserting in lieu thereof the phrase "paragraphs (d) and (e)".

         (b) Subsection 8.8 of the Credit Agreement is hereby amended by inserting the following subsection 8.8(e) immediately after subsection 8.8(d):

                        (e) In addition to the Capital Expenditures permitted pursuant to paragraphs (a), (b) and (d) of this subsection 8.8, the Borrower and/or any of its
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                                                                          Page 3

                        Subsidiaries may make Capital Expenditures of up to $15,000,000 in the aggregate in connection with the Philippines Project during the Borrower's 1997 and 1998 fiscal years pursuant to the terms of the Philippines Project Documents.

         6. Waiver of Subsection 7.9 of the Credit Agreement. The Lenders hereby waive the obligation of the Borrower and/or any Domestic Subsidiary to pledge all property acquired after the Second Amendment Closing Date pursuant to Subsection 7.9 of the Credit Agreement only to the extent that the Borrower shall not be required to pledge to the Administrative Agent for the ratable benefit of the Lenders certain Promissory Notes (as the same may be amended, supplemented or restated) acquired pursuant to that certain Note Purchase Agreement issued by Camden Associates, Edon Associates, Onedia Associates, Jordan Associates, and Onondaga Associates in the aggregate principal amount of $5,791,831.98 and secured by mortgages on certain properties located in the Villages of Jordan and Camden, New York.

         7. Conditions to Effectiveness of this Amendment and Waiver. The agreement of each Lender party to this Amendment and Waiver is subject to the satisfaction of the following conditions precedent:

         (a) Amendment and Waiver. The Administrative Agent shall have received this Amendment and Waiver, executed and delivered by a duly authorized officer of the Borrower, Holdings and Camden with a counterpart for each Lender.

         (b) Pledged Stock. The Administrative Agent shall have received issued and outstanding shares of all classes of the Capital Stock of any new Subsidiary created in connection with the Philippines Project and held by the Borrower or any of its Subsidiaries to the extent required under Subsection
7.12 of the Credit Agreement.

         (c) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the transactions contemplated herein.

         (d) Representations and Warranties. Each of the representations and warranties made by the Credit Parties and their Subsidiaries in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except for any representation and warranty which is expressly made as of an earlier date, which representation and warranty shall have been true and correct in all material respects as of such earlier date.

         8.      Miscellaneous.

         (a) Effect. Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force in effect.

         (b) Counterparts. This Amendment and Waiver may be executed by one or more of the parties to this Amendment and Waiver on any number of separate counterparts, and all of
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                                                                          Page 4

said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment and Waiver signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

         (c) Severability. Any provision of this Amendment and Waiver which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         (d) Integration. This Amendment and Waiver and the other Loan Documents represent the agreement of the Credit Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

         (e) GOVERNING LAW. THIS AMENDMENT AND WAIVER AND ANY NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND WAIVER AND ANY NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and
Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written.



                                          INTERNATIONAL WIRE GROUP, INC.,
                                           as Borrower

                                          By: /s/ DAVID J. WEBSTER
                                              --------------------------
                                              Name:  David J. Webster
                                              Title: Vice President


                                          INTERNATIONAL WIRE HOLDING
                                           COMPANY, as Guarantor

                                          By: /s/ DAVID J. WEBSTER
                                              --------------------------
                                              Name:  David J. Webster
                                              Title: Vice President


                                          CAMDEN WIRE CO., INC.

                                          By: /s/ DAVID J. WEBSTER
                                              --------------------------
                                              Name:  David J. Webster
                                              Title: Vice President


                                          THE CHASE MANHATTAN BANK, as
                                           Administrative Agent and as a
                                           Lender, as Swing Line Lender
                                           and as Issuing Lender

                                          By: /s/   TIMOTHY J. STORMO
                                              --------------------------
                                              Name:  Timothy J. Stormo
                                              Title: Managing Director


                                          BANKERS TRUST COMPANY

                                          By: /s/
                                              --------------------------
                                              Name:
                                              Title:

                                        AERIES FINANCE LTD.


                                        By: /s/   ANDREW IAN WIGNALL
                                            --------------------------------
                                            Name:  Andrew Ian Wignall
                                            Title: Director


                                        THE BANK OF NEW YORK


                                        By: /s/   CHRISTOPHER C. JACOBS
                                            --------------------------------
                                            Name:  Christopher C. Jacobs
                                            Title: Assistant Treasurer


                                        BANK OF SCOTLAND


                                        By: /s/   ANNIE CHIN TAT
                                            --------------------------------
                                            Name:  ANNIE CHIN TAT
                                            Title: VICE PRESIDENT


                                        BANQUE FRANCAISE DU COMMERCE
                                        EXTERIEUR


                                        By: /s/   DEVIN DOOLEY
                                            --------------------------------
                                            Name:  Kevin Dooley
                                            Title: Vice President


                                        By: /s/   WILLIAM C. MAIER
                                            --------------------------------
                                            Name:  WILLIAM C. MAIER
                                            Title: VP-GROUP MANAGER


                                        BANQUE PARIBAS


                                        By: /s/   PIERRE-JEAN DE FILIPPIS
                                            --------------------------------
                                            Name:  PIERRE-JEAN de FILIPPIS
                                            Title: General Manager


                                        By: /s/   DEANNA C. WALKER
                                            --------------------------------
                                            Name:  DEANNA C. WALKER
                                            Title: Assistant Vice President

                                         CAISSE NATIONALE DE CREDIT AGRICOLE


                                         By: /s/ DEAN BALICE
                                             --------------------------------
                                             Name:  DEAN BALICE
                                             Title: SENIOR VICE PRESIDENT
                                                    BRANCH MANAGER


                                         CERES FINANCE LTD.


                                         By: /s/ DAVID EGGLISHAW
                                             --------------------------------
                                             Name:  David Egglishaw
                                             Title: DIRECTOR


                                         DEBT STRATEGIES FUND, INC.


                                         By:
                                             --------------------------------
                                             Name:
                                             Title:


                                         GENERAL ELECTRIC CAPITAL
                                          CORPORATION


                                         By: /s/ J. K. WILLIAMS
                                             --------------------------------
                                             Name:
                                             Title:


                                         HELLER FINANCIAL, INC.


                                         By: /s/ PATRICK HAYES
                                             --------------------------------
                                             Name:  PATRICK HAYES
                                             Title: VICE PRESIDENT


                                         THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED


                                         By: /s/ TAKUYA HONJO
                                             --------------------------------
                                             Name:  TAKUYA HONJO
                                             Title: SENIOR VICE PRESIDENT

                                    KZH HOLDING CORPORATION III


                                    By: /s/ VIRGINIA R. CONWAY
                                        -------------------------------------
                                        Name:  Virginia R. Conway
                                        Title: Authorized Agent


                                    KZH-CRESCENT CORPORATION


                                    By: /s/ VIRGINIA R. CONWAY
                                        -------------------------------------
                                        Name:  Virginia R. Conway
                                        Title: Authorized Agent


                                    THE LONG-TERM CREDIT BANK OF JAPAN,
                                     LIMITED, NEW YORK BRANCH


                                    By: /s/ SHUICHI TAJIMA
                                        -------------------------------------
                                        Name:  Shuichi Tajima
                                        Title: Deputy General Manager


                                    MEDICAL LIABILITY MUTUAL
                                     INSURANCE CO.
                                    By: CHANCELLOR LGT SENIOR SECURED
                                        MANAGEMENT, INC. as Investment
                                        Manager


                                    By: /s/ TIMOTHY DALLEADER
                                        -------------------------------------
                                        Name:  Timothy Dalleader
                                        Title: Assistant Vice President


                                    MERRILL LYNCH PRIME RATE PORTFOLIO


                                    By:
                                        -------------------------------------
                                        Name:
                                        Title:


                                    MERRILL LYNCH SENIOR FLOATING RATE
                                     FUND, INC.


                                    By:
                                        -------------------------------------
                                        Name:
                                        Title:

                                          THE MITSUBISHI TRUST AND BANKING
                                           CORPORATION


                                          By: /s/ TOSHIHIRO HAYASHI
                                              -----------------------------
                                              Name:  Toshihiro Hayashi
                                              Title: Senior Vice President


                                          BANK OF TOKYO-MITSUBISHI TRUST
                                           COMPANY


                                          By: /s/ PETER J. STEARN
                                              -----------------------------
                                              Name:  Peter J. Stearn
                                              Title: Assistant Vice President


                                          PRIME INCOME TRUST


                                          By: /s/ RAFAEL SCOLARI
                                              -----------------------------
                                              Name:  RAFAEL SCOLARI
                                              Title: V.P. PORTFOLIO MANAGER


                                          SENIOR DEBT PORTFOLIO
                                          By: BOSTON MANAGEMENT &
                                              RESEARCH, as Investment Advisor


                                          By: /s/ PAYSON F. SWAFFIELD
                                              -----------------------------
                                              Name:  Payson F. Swaffield
                                              Title: Vice President


                                          STRATA FUNDING LTD.


                                          By: /s/ DAVID EGGLISHAW
                                              -----------------------------
                                              Name:  David Egglishaw
                                              Title: DIRECTOR

                                        VAN KAMPEN AMERICAN CAPITAL PRIME
                                         RATE INCOME TRUST


                                        By: /s/ JEFFREY W. MAILLET
                                            -------------------------------
                                            Name:  JEFFREY W. MAILLET
                                            Title: Senior Vice President &
                                                   Director


                                        DEEPROCK & COMPANY
                                        by: Eaton Vance Management, as
                                            Investment Advisor


                                        By:
                                            -------------------------------
                                            Name:
                                            Title:


                                        CITY NATIONAL BANK


                                        By: /s/ SAMI AMBAR
                                            -------------------------------
                                            Name:  Sami Ambar
                                            Title: Vice President

                                      STRATA FUNDING LTD.


                                      By:
                                          -------------------------------
                                          Name:
                                          Title:


                                      VAN KAMPEN AMERICAN CAPITAL PRIME
                                       RATE INCOME TRUST


                                      By:
                                          -------------------------------
                                          Name:
                                          Title:


                                      DEEPROCK & COMPANY
                                      by: Eaton Vance Management, as
                                          Investment Advisor


                                      By: /s/ PAYSON F. SWAFFIELD
                                          -------------------------------
                                          Name:  Payson F. Swaffield
                                          Title: Vice President


                                      CITY NATIONAL BANK


                                      By:
                                          -------------------------------
                                          Name:
                                          Title:

                                         KZH-SOLEIL CORPORATION (formerly
                                         known as KZH Holding Corporation)


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:


                                         CAPTIVA II FINANCE LTD.


                                         By: /s/ DAVID EGGLISHAW
                                             -------------------------------
                                             Name:  David Egglishaw
                                             Title: DIRECTOR